EXHIBIT 1(d)

                   SEVENTH AMENDMENT DATED SEPTMEBER 14, 1999

            TO JANUS ASPEN SERIES TRUST INSTRUMENT DATED MAY 19, 1993

     Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the addition of the Service Shares as a class of Janus Aspen Series:

                                   SCHEDULE A

          Series of the Trust                          Available Classes

          Aggressive Growth Portfolio                  Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

          Balanced Portfolio                           Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

          Capital Appreciation Portfolio               Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

          Equity Income Portfolio                      Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

          Flexible Income Portfolio                    Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

          Growth Portfolio                             Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

          Growth and Income Portfolio                  Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

          High-Yield Portfolio                         Institutional Shares
                                                       Retirement Shares
                                                       Service Shares


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          International Growth Portfolio               Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

          Money Market Portfolio                       Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

          Worldwide Growth Portfolio                   Institutional Shares
                                                       Retirement Shares
                                                       Service Shares

[SEAL]